UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2024

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	000-09881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way
P.O. Box 459

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 29, 2024, Shenandoah Mobile, LLC, a wholly-owned subsidiary of Shenandoah Telecommunications Company (collectively, “Shentel”), completed the initial closing (the “Initial Closing”) of its previously disclosed sale of substantially all of Shentel’s tower portfolio and operations (“Tower Portfolio”) to Vertical Bridge Holdco, LLC (“Vertical Bridge”) for $309.9 million in cash (the “Transaction”).  The Transaction is being completed pursuant to the terms of a Purchase and Sale Agreement, dated February 29, 2024, as amended by Amendment No. 1 to the Purchase and Sale Agreement, dated March 29, 2024 (collectively, the “Transaction Agreement”).

In the Initial Closing, Shentel conveyed approximately 98% of the Tower Portfolio to Vertical Bridge and expects that one or more subsequent closings for the remaining tower sites in the Tower Portfolio will occur by the end of March 2025.

The Transaction Agreement and the Transaction contemplated thereby are more fully described in Shentel’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on March 1, 2024, which description is incorporated herein by reference. Such description and the foregoing description of the Transaction and the Transaction Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 2.1 and Exhibit 2.2 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 29, 2024, Shentel issued a press release announcing the Initial Closing of the Transaction.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information (including Exhibit 99.1) be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Shentel intends to file the unaudited pro forma consolidated financial information of Shentel (giving effect to the Transaction) as required by Item 9.01(b) under cover of a Form 8-K/A no later than four business days after the Closing Date.

(d) Exhibits.

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated February 29, 2024, by and among Shenandoah Mobile, LLC and Vertical Bridge Holdco, LLC (incorporated by reference to Exhibit 10.1 to Shentel’s Current Report on Form 8-K filed March 1, 2024)
2.2*	Amendment No. 1 to Purchase and Sale Agreement, dated March 29, 2024, by and among Shenandoah Mobile, LLC and Vertical Bridge Holdco, LLC
99.1	Press Release, dated March 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Shentel agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

This communication contains forward-looking statements about Shentel regarding, among other things, its business strategy, its prospects and its financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to Shentel’s beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel’s control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors. A discussion of other factors that may cause actual results to differ from management’s projections, forecasts, estimates and expectations is available in Shentel’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q. Those factors may include, among others, Shentel’s ability to satisfy the closing conditions for subsequent tower sale closings, Shentel’s ability to obtain the required regulatory approvals and satisfy the closing conditions required for Shentel’s pending acquisition of Horizon Telecom (the “Horizon Transaction”), the closing of the Horizon Transaction may not occur on time or at all, the expected savings and synergies from the Horizon Transaction may not be realized or may take longer or cost more than expected to realize, changes in overall economic conditions including rising inflation, regulatory requirements, changes in technologies, changes in competition, demand for our products and services, availability of labor resources and capital, natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, and other conditions. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: March 29, 2024	By:	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer